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                                                                   Exhibit 10.17


                                    GUARANTY
                                    --------


          THIS GUARANTY is made this 31st day of July, 1995, by HOLLYWOOD PARK, INC., a Delaware corporation ("Guarantor") in favor of the COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF COMPTON, a public body, corporate and politic ("Agency").

                                    RECITALS

          A. The Agency (as the "Agency" therein) and Compton Entertainment, Inc., a California corporation ("CEI") (as the "Redeveloper" therein), are parties to that certain Amended and Restated Disposition and Development Agreement, Agreement of Purchase and Sale, and Lease with Option to Purchase dated as of April 4, 1995 (the "DDA"), covering the real property (the "Property") described in Exhibit A hereto. The DDA provides, among other things, for the development of a hotel and card club (the "Project") on the Property.

          B. CEI has agreed to complete the construction and development of certain improvements and the development of the Project on the Property consistent with the Scope of Development attached as Exhibit 5 to the DDA, and within the times specified in the Schedule of Performance attached as Exhibit 3 to the DDA.

          C. Concurrently herewith, CEI is assigning all of its rights under the DDA to HP/Compton, Inc., a California corporation ("HP/Compton"), and HP/Compton is assuming all of CEI's obligations as Redeveloper under the DDA, pursuant to an Assignment, Assumption and Consent Agreement (the "Assignment").

          D.  HP/Compton is a wholly owned subsidiary of Guarantor.

          E. Guarantor is substantially and financially interested in the business and affairs of HP/Compton; and it will be of substantial economic benefit to Guarantor for HP/Compton to construct, develop and operate the Project and perform all other obligations of Redeveloper pursuant to the DDA.

          F. Agency would be unwilling to consent to the Assignment absent assurances and guarantees from Guarantor that the construction of the Project will be completed and the other obligations of the Redeveloper shall be performed in accordance with the DDA.

          NOW, THEREFORE, to induce Agency to consent to the assignment of the DDA, Guarantor hereby guaranties, represents, warrants and covenants as follows:

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          1.  Guaranty
              --------

          The Guarantor unconditionally promises and agrees to perform and comply with all provisions and conditions of the DDA and any modifications, additions, amendments and supplements thereto, and the agreements, provisions and conditions of any rider or exhibit thereto now or hereafter existing, or to cause the same to be performed and complied with. The words "perform and comply with" are used in their most comprehensive sense and include (i) payment of any and all rental and other obligations of Redeveloper to pay money to Agency arising under the DDA, including, without limitation, the obligation to pay any and all interest on past due obligations of Redeveloper, any and all costs advanced by Redeveloper, and all expenses (including, without limitation, court costs and reasonable attorney's fees) that may arise in consequence of Redeveloper's default under the DDA, (ii) payment and performance of all obligations of Redeveloper to purchase the Property arising under the DDA, and
(iii) construction of the Project within the times and in the manner provided for in or contemplated by the provisions of the DDA, including, to the extent required by the DDA, payment of all costs and expenses thereof and payment of and satisfaction or discharge of all liens, charges or claims that are or may be imposed upon or claimed against the Property or any portion thereof. As a condition to the Guarantor's obligations under this Guaranty, Agency shall confer upon Guarantor all rights and benefits of Redeveloper under the DDA, including, without limitation, the right to occupy and operate the Property and the Project and any business thereon, notwithstanding any breach or default by Redeveloper under the DDA. If within thirty (30) days following written demand from the Agency, Guarantor fails to commence performance of and compliance with all provisions and conditions of the DDA and thereafter to diligently perform and comply therewith, Agency may, but shall have no obligation to, take such actions as Agency deems appropriate with respect to the Project and the Property, and Guarantor shall be liable to Agency as if Guarantor were the Redeveloper under the DDA for failure to perform and comply with the provisions and conditions of the DDA.

          2.  General
              -------

              (a) Guarantor authorizes Agency, without notice or demand and without affecting Guarantor's liability under this Guaranty, to:

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                  (i) consent to any extensions, accelerations, or other changes in the time for any payment or performance of obligations provided for in the DDA, or consent to any other alteration of any covenant, term, or condition of the DDA in any respect, and to consent to any assignment, subletting, or reassignment of the DDA;

                  (ii) take and hold security for any payment provided for in the DDA or for the performance of any covenant, term, or condition of the DDA, or exchange, subordinate, waive, or release any security; and

                  (iii) apply this security and direct the order or manner of its sale as Agency may determine.

              (b) Notwithstanding any termination, renewal, extension or holding over of the DDA, this Guaranty shall continue until all of the covenants and obligations on the part of Redeveloper to be performed have been fully and completely performed by Redeveloper and Guarantor shall not be released of any obligation or liability under this Guaranty so long as there is any claim against Redeveloper arising out of the DDA that has not been settled or discharged in full.

              (c) The liability of Guarantor hereunder shall be unaffected by
(i) any amendment or modification of the provisions of the DDA or any other instrument delivered to or made with Agency by Redeveloper (including, without limitation, the deed of trust described in Section 1(d)(iii) of the DDA (the "Deed of Trust")), (ii) the release of Redeveloper from the performance or observance of any of the agreements, covenants, terms or conditions contained in any of said instruments by operation of law, foreclosure, deed in lieu of foreclosure, termination of lease, or otherwise, (iii) the release, substitution or addition of any one or more guarantors or endorsers, or (iv) the assignment of this Guaranty in whole or in part, irrespective of the terms and conditions upon which such actions are taken and whether made with or without the consent of or notice to Guarantor.

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

          3.  Independent Obligations.  The obligations of Guarantor under this
              -----------------------
Guaranty are independent of, and may exceed, the obligations of Redeveloper. A separate action may, at Agency's option, be brought and prosecuted against Guarantor, whether or not any action is first or subsequently brought against Redeveloper, or whether or not Redeveloper is joined in any action, and Guarantor may be joined in any action or proceeding commenced by Agency against Redeveloper arising out of, in connection with, or based upon the DDA. Agency's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all indebtedness and obligations hereby guaranteed have been paid and fully performed. All of Agency's remedies against Guarantor are cumulative.

          4. Waivers. Guarantor waives any right to:
             -------
             (a) require Agency to proceed against Redeveloper or any other person or entity or pursue any other remedy in Agency's power before proceeding against Guarantor;

             (b) complain of delay or failure by Agency to exercise any right, power or privilege under the DDA, this Guaranty, or any other document made to or with Agency by Redeveloper; and

             (c) require Agency to proceed against or exhaust any security held by Agency.

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

Guarantor waives any defense arising by reason of any disability or other defense of Redeveloper or by reason of the cessation from any cause of the liability of Redeveloper. Guarantor waives all demands upon and notices to Redeveloper and to Guarantor, including, without limitation, demands for performance, notices of nonperformance, notices of non-payment, and notices of acceptance of this Guaranty. Guarantor waives (i) the defense of all statutes of limitations in any action hereunder or for the performance of any obligation hereby guaranteed; (ii) any defense that may arise by reason of the incapacity, lack of authority, or disability of Redeveloper, or by Agency's failure to file or enforce a claim against the estate (either in bankruptcy or any other proceeding) of Redeveloper or any other person; (iv) any defense based upon or arising out of any defense which Redeveloper may have to the payment or performance of any part of the obligations hereby guaranteed; (v) presentment, demand, protest and notice of any kind, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional obligation or indebtedness or of any action or non-action on the part of Redeveloper, Agency, any creditor of Redeveloper or any other person whomsoever, in connection with any obligation or evidence of indebtedness held by Agency as collateral or in connection with any obligation hereby guaranteed; (vi) any defense based upon an election of remedies by Agency, including, without limitation, an election to proceed by non-judicial rather than judicial foreclosure, or to terminate the leasehold or other interests in the DDA which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor to proceed against Redeveloper for reimbursement, or both; (viii) diligence by Agency in the collection of the obligations set forth in the DDA; (ix) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (x) any defense based upon, or upon the effect of, California Code of Civil Procedure Sections 580a, 580b, 580d, and 726 or California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2849, 2850, 2899, 2924 and 3433 et seq.; (xi) any duty on Agency's part to disclose to Guarantor any facts Agency may now or hereafter know about Redeveloper regardless of whether Agency has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or whether Agency has reason to believe that such facts are unknown to Guarantor and whether Agency has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of Redeveloper and of all circumstances bearing on the risk of non-performance of any obligations hereby guaranteed; (xii) any defense arising because of Agency's election, in any proceeding instituted under the federal Bankruptcy Code, of the application of Section 1111(b)(2) of the

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federal Bankruptcy Code; and (xiii) any defense based on any borrowing or grant of a security interest under Section 364 of the federal Bankruptcy Code, it being agreed by the Guarantor that this Guaranty is an absolute guaranty of payment and not of collection, that the failure of Agency to exercise any rights or remedies it has or may have against Redeveloper shall in no way impair the obligation of such guaranty and that the liability of the Guarantor hereunder is and shall be direct and unconditional.

          5.  No Reporting Duty.  Guarantor assumes full responsibility for
              -----------------
keeping fully informed of the financial condition of Redeveloper and all other circumstances affecting Redeveloper's ability to perform Redeveloper's obligations under the DDA, and agrees that Agency will have no duty to report to Guarantor any information that Agency receives about Redeveloper's financial condition or any circumstances bearing on Redeveloper's ability to perform such obligations.

          6.  Continuing Guaranty. This Guaranty shall remain in full force
              -------------------
notwithstanding the appointment of a receiver to take possession of all or substantially all of the assets of Redeveloper, or an assignment by Redeveloper for the benefit of creditors, or any action taken or suffered by Redeveloper under any insolvency, bankruptcy, reorganization, moratorium, or other debtor relief act or statute, whether now existing or later amended or enacted, or the disaffirmance of the DDA in any action or otherwise.

          7.  Joint and Several Obligations.  If this Guaranty is signed, or if
              -----------------------------
the obligations of Redeveloper are otherwise guaranteed, by more than one party, their obligations shall be joint and several, and the release or limitation of liability of any one or more of the guarantors shall not release or limit the liability of any other guarantors.

          8.  Successors and Assigns.  This Guaranty shall be binding upon
              ----------------------
Guarantor and Guarantor's heirs, administrators, personal and legal representatives, successors, and assigns, and shall inure to the benefit of Agency and Agency's successors and assigns. Agency may, without notice, assign this Guaranty, the DDA, or the rents and other sums payable under the DDA, in whole or in part.

          9.  Guaranty of Costs and Fees.  In addition to the amounts
              --------------------------
guaranteed, Guarantor agrees to pay reasonable attorney fees and all other costs and expenses incurred by Agency in enforcing this Guaranty or in any action or proceeding arising out of, or relating to, this Guaranty, whether or not any suit is filed. Until paid to Agency such sums shall bear interest at the rate of two (2) percentage points per annum in excess of the Bank of America Reference Rate.

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          10.  Governing Law.  This Guaranty shall be deemed to be made under
               -------------
and shall be governed by California law in all respects, including matters of construction, validity, and performance, and the terms and provisions of this Guaranty may not be waived, altered, modified, or amended except in a writing signed by an authorized officer of Agency and by Guarantor.

          11.  Waiver of Subrogation Rights.  Guarantor waives all rights and
               ----------------------------
defenses arising out of an election remedies by the Agency, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the Guarantor by the operation of Section 580d of the Code of Civil Procedure or otherwise.

          12.  Bankruptcy Claims.  Guarantor shall file in any bankruptcy or
               -----------------
other proceeding in which the filing of claims is required by law all claims which Guarantor may have against Redeveloper relating to any indebtedness of Redeveloper to Guarantor and will assign to Agency all rights of Guarantor thereunder. If Guarantor does not file any such claim, Agency, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Agency's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Agency's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Agency or its nominee shall have the sole right to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Agency the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Agency all of Guarantor's rights to any such payments or distributions to which Guarantor would otherwise be entitled; provided, however, Guarantor's obligations hereunder shall not be satisfied except to the extent that Agency receives cash by reason of any such payment or distribution in such amount as is necessary to satisfy all amounts due under the DDA; and provided further that Agency or its nominee shall remit to Guarantor any amounts received which exceed the amounts owed to Agency under the terms of the DDA. However, should any dispute arise as between Guarantor and any third party (including the principal obligor) with respect to the rights to such funds, Agency may interplead such funds and shall thereupon be released from any obligation to pay such funds to Guarantor and shall be entitled to all costs, including attorney's fees, incurred in the filing of such interpleader action. If Agency receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty.

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          13.  Change of Title.  Guarantor agrees that no change of ownership or
               ---------------
legal title to the Property, whether effected with or without the consent of the Agency, shall affect or change or discharge the obligations of the Guarantor hereunder.

          14.  Receipt of DDA.  Guarantor acknowledges receipt of a copy of the
               --------------
DDA, and all of the instruments described therein, or attached thereto as exhibits. All of the terms defined in the DDA, when used herein, shall have the same meanings as defined in the DDA.

          15.  Warranties.  Guarantor hereby represents and warrants to Agency
               ----------
that:

               (a) Any financial statements and other information concerning Guarantor heretofore delivered by Guarantor to Agency are true and correct in all respects, have been prepared in accordance with generally accepted accounting practices consistently applied, fairly present the financial condition of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected therein since the respective dates thereof. Guarantor shall deliver to Agency updated financial statements annually or upon the happening of any material adverse change in the financial condition of Guarantor.

               (b) The assumption by Guarantor of the obligations of the DDA will result in direct financial and material benefits to Guarantor.

               (c) The assumption of the DDA by HP/Compton has been duly authorized and executed by HP/Compton and is a legal, valid and binding instrument, enforceable against HP/Compton in accordance with its terms.

               (d) Guarantor (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware; (ii) has the power and authority to own its properties and assets to carry on its business as now being conducted (and as now contemplated); and (iii) has the power to execute and perform all the undertakings of this Guaranty.

               (e) The execution and performance of this Guaranty by Guarantor
(i) has been duly authorized by all requisite corporate action, (ii) will not violate any provision of law, rule, or regulation, any order of any court or other agency of government, any provision of any charter document, or by-law of Guarantor, and (iii) will not violate any provision of any indenture, agreement, or other instrument, binding upon Guarantor or result in the creation or imposition of any lien, charge or encumbrance of any nature on any asset of Guarantor.

          16.  Severance.  If any of the provisions of this Guaranty shall
               ---------
contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if it did not contain those provisions, and the rights and obligations of the parties shall be construed and enforced accordingly.

          17.  Successors.  The provisions of this Guaranty shall bind and inure
               ----------
to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of Agency and Guarantor. Whenever the context requires, all terms used in the singular will be construed in the plural and vice-versa. The term "Redeveloper" as used herein refers to both named Redeveloper and any other person or entity at any time assuming or otherwise becoming primarily liable on all or any part of the obligations of the DDA.

          IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first written above.

                              HOLLYWOOD PARK, INC.,
                              a Delaware corporation


                              By: /s/ G. Michael Finnigan
                                 --------------------------------
                                 President Gaming & Entertainment


                              By: /s/ Donald M. Robbins
                                 --------------------------------
                                    Assistant Secretary

                              "Guarantor"

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